Year 2000

     The services provided to the Trust by the Owner Trustee, the Bond Trustee and the Servicer, as well as the ability of the colleges and universities to repay their loans owned by the Trust, depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900 because of the way dates are encoded and calculated.

     The failure of any computer system used by key service providers to the Trust to properly distinguish the Year 2000 could impact the ability of the Trust to receive and process loan payments, receive or remit funds or invest its funds, among other services which it obtains from its service providers. The failure of any computer system used by significant borrowers could impact their ability to make loans payments in accordance with the terms of their loan documents. The Trust cannot control the Year 2000 compliance programs of its key service providers or significant borrowers.

     The Trust will evaluate the reports received periodically from its key service providers to monitor their progress toward Year 2000 compliance. In the event the Trust receives information that indicates there is a material potential for not receiving compliant services from these providers, the Trust intends to develop appropriate contingency plans. At this time there can be no assurance that there will be no adverse impact on the Trust. The obligation to make any necessary adaptations to their computer systems to prepare for the Year 2000 is the responsibility of the service provider that maintains the system. The Trust does not expect to incur any material expense in that regard.

     The Trust will evaluate the reports received periodically from the various significant borrowers. The Trust has received no information from any significant borrowers of any prospective inability to make the loan payments due the Trust on account of Year 2000 compliance issues. The Trust can give no assurances that the ability of the colleges and universities to repay the loans owned by the Trust will not be affected by Year 2000 issues. In the event loan payments are not received in a timely manner, payment to certificateholders and/or bondholders may be impaired.

                                                          College and University
                                                         Facility Loan Trust One







================================================================================
                                                            Financial Statements
                                                               November 30, 1998

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To State Street Bank and Trust Company,  Owner Trustee of
College and University Facility Loan Trust One:

We have audited the accompanying balance sheet of College and University Facility Loan Trust One (a Massachusetts business trust), including the schedule of investments, as of November 30, 1998, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the selected financial highlights for each of the periods presented. These financial statements and the selected financial highlights are the responsibility of the Owner Trustee. Our responsibility is to express an opinion on these financial statements and the selected financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the selected financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the Loans and Investments as of November 30, 1998 by correspondence with GMAC Commercial Mortgage Corporation and Federal National Mortgage Association, respectively. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the selected financial highlights referred to above present fairly, in all material respects, the financial position of College and University Facility Loan Trust One as of November 30, 1998, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the selected financial highlights for the periods presented, in conformity with generally accepted accounting principles.



/s/ ARTHUR ANDERSEN, LLP

Boston, Massachusetts
January 29, 1999

                                                          College and University
                                                         Facility Loan Trust One

                                                                   Balance Sheet
================================================================================


November 30,                                                                        1998
--------------------------------------------------------------------------------------------
Assets

Investments, at amortized cost, net of allowance for loan losses
 of $1,125,000 (Notes 1, 2, 6, 7 and 8 and Schedule of Investments)             $ 75,638,378
Cash                                                                                  79,998
Interest receivable                                                                1,012,283
Deferred bond issuance costs (Note 2)                                                806,175
--------------------------------------------------------------------------------------------

     Total assets                                                               $ 77,536,834
============================================================================================


Liabilities

Bonds payable (Notes 3 and 8)                                                   $ 61,340,854
Interest payable (Note 3)                                                          3,194,143
Accrued expenses and other liabilities                                               157,404
Payable for Redemption of Class A Preferred Certificates (Note 5)                    784,859
Dividends payable (Note 5)                                                           166,388
--------------------------------------------------------------------------------------------

     Total liabilities                                                            65,643,648
--------------------------------------------------------------------------------------------

Net Assets

Class A Preferred  Certificates,  par value $1 - authorized  and  outstanding --
 1,726,662 certificates (preference as to annual dividends of 13.25%,
 mandatory redemption and liquidation at par value) (Note 5)                       1,726,662
--------------------------------------------------------------------------------------------

Class B Certificates, par value $1 - authorized, issued
 and outstanding - 1,001,643 certificates (Note 5)                                 1,001,643
Accumulated deficit (Note 2)                                                        (571,860)
Paid-in capital (Note 2)                                                           9,736,741
--------------------------------------------------------------------------------------------

     Total net assets applicable to Class B certificateholders                    10,166,524
--------------------------------------------------------------------------------------------

     Total net assets                                                           $ 11,893,186
============================================================================================

     Net asset value per Class B certificate
      (based on 1,001,643 certificates outstanding)                             $      10.15
============================================================================================

      The accompanying notes are an integral part of these financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                                         Statement of Operations
================================================================================



Year ended November 30,                                                 1998
================================================================================
Investment income:
   Interest income (Note 2)                                           $8,246,506
--------------------------------------------------------------------------------

Expenses:
   Interest expense (Notes 2 and 3)                                    6,690,024
   Servicer fees (Note 4)                                                 71,071
   Trustee fees (Note 4)                                                  43,943
   Other trust and bond administration expenses                          289,336
--------------------------------------------------------------------------------

     Total expenses                                                    7,094,374
--------------------------------------------------------------------------------

     Net investment income                                             1,152,132

Provision for loan losses (Notes 2 and 6)                                200,000
--------------------------------------------------------------------------------

     Net increase in net assets resulting from operations                952,132

Dividends to Class A Preferred Certificateholders                        338,705
--------------------------------------------------------------------------------

     Net increase in net assets applicable to Class B
      certificateholders resulting from operations                    $  613,427
================================================================================

      The accompanying notes are an integral part of these financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                                         Statement of Cash Flows
================================================================================


Year ended November 30,                                                             1998
============================================================================================
Cash flows from operating activities:
   Interest received                                                            $  4,034,141
   Interest paid                                                                  (6,907,586)
   Operating expenses paid                                                          (398,220)
--------------------------------------------------------------------------------------------

     Net cash used for operating activities                                       (3,271,665)
--------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Net decrease in funds held under investment agreements                            598,637
   Principal payments on Loans                                                    11,076,752
--------------------------------------------------------------------------------------------

     Net cash provided by investing activities                                    11,675,389
--------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Principal repayments on Bonds                                                  (6,911,539)
   Redemption of Class A Preferred Certificates                                   (1,025,536)
   Dividends to Class A Preferred Certificates                                      (432,582)
--------------------------------------------------------------------------------------------

     Net cash used for financing activities                                       (8,369,657)
--------------------------------------------------------------------------------------------

Net increase in cash                                                                  34,067

Cash, beginning of year                                                               45,931
--------------------------------------------------------------------------------------------

Cash, end of year                                                               $     79,998
============================================================================================

Reconciliation of net increase in net assets resulting from operations to net cash used for operating activities:
   Net increase in net assets resulting from operations                         $    952,132
   Provision for loan losses                                                         200,000
   Decrease in interest receivable                                                    92,879
   Increase in accrued expenses and other liabilities                                  6,131
   Decrease in Bond interest payable                                                (352,489)
   Amortization of deferred Bond issuance costs                                      134,926
   Amortization of purchase discount on Loans                                     (4,305,244)
--------------------------------------------------------------------------------------------

       Net cash used for operating activities                                   $ (3,271,665)
============================================================================================

      The accompanying notes are an integral part of these financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                             Statements of Changes in Net Assets
                                                                    (Note 2 (f))
================================================================================


Years ended November 30,                                    1998            1997
====================================================================================
From operations:
   Net investment income                                $  1,152,132    $  1,196,581
   Provision for loan losses                                (200,000)       (200,000)

Dividends to certificateholders (Notes 2 and 5):
   Class A Preferred certificateholders
    ($.1325 per certificate annually):
     From net investment income                              (42,568)       (145,716)
     As tax return of capital                               (296,137)       (397,251)
------------------------------------------------------------------------------------

     Net increase in net assets applicable to Class B
      certificateholders resulting from operations           613,427         453,614
------------------------------------------------------------------------------------

Capital certificate transactions (Note 5):
   Redemptions of Class A Preferred certificates,
    1,236,516 and 1,304,023 certificates in
    1998 and 1997, respectively                           (1,236,516)     (1,304,023)
------------------------------------------------------------------------------------

     Net decrease in net assets resulting from
      capital certificate transactions                    (1,236,516)     (1,304,023)
------------------------------------------------------------------------------------

Net decrease in net assets                                  (623,089)       (850,409)

Net assets:
   Beginning of year                                      12,516,275      13,366,684
------------------------------------------------------------------------------------

   End of year                                          $ 11,893,186    $ 12,516,275
====================================================================================

      The accompanying notes are an integral part of these financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                          Selected Financial Highlights for Each
                                                 Class B Certificate Outstanding
                                                  Throughout the Years Indicated
                                                                 (Notes 1 and 5)
================================================================================


Years ended November 30,                       1998               1997             1996              1995         1994
=================================================================================================================================

Net asset value, beginning of year          $      9.54        $     9.08       $     7.27       $       6.61    $     4.41
----------------------------------------------------------------------------------------------------------------------------

Net investment income                              1.15              1.20             2.69               1.77          3.04

Provision for loan losses                          (.20)             (.20)            (.20)              (.40)         (.12)

Dividends to Class A Preferred
 Certificateholders:
   From net investment income                      (.04)             (.15)            (.17)              (.64)         (.42)
   As tax return of capital                        (.30)             (.39)            (.51)              (.07)         (.30)
----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                $     10.15        $     9.54       $     9.08       $       7.27    $     6.61
============================================================================================================================

Total investment return (a)                         N/A               N/A              N/A                N/A           N/A

Net assets applicable to Class A
 Preferred Certificates,
 end of year                                $ 1,726,662        $2,963,176       $4,267,199       $  5,376,365    $5,233,897

Net assets applicable to Class B
 Certificates, end of year                   10,166,524         9,553,099        9,099,485          7,281,153     6,620,384
============================================================================================================================

Ratios and Supplemental Data:

   Ratio of operating expenses to average
    net assets applicable to
    Class B Certificates                          71.95%(b)         83.43%(b)       103.94%(b)         133.48%(b)    180.25%(b)

   Ratio of net investment income
    to average net assets applicable
    to Class B Certificates                       11.69%            12.83%           32.93%             25.57%        55.24%

   Number of Class B Certificates
    outstanding, end of year                  1,001,643         1,001,643        1,001,643          1,001,643     1,001,643

(a)  The Trust's investments are recorded at amortized cost as discussed in Note
     2. Accordingly, the financial statements do not reflect the market value of such investments. For this reason, management believes that no meaningful information can be provided regarding "Total Investment Return" and has not included information under that heading.

(b) Excluding interest expense, the ratio of operating expenses to average net assets applicable to Class B Certificates was 5.47%, 5.61%, 6.47%, 7.96%, and 11.64% in 1998, 1997, 1996, 1995, and 1994, respectively.


      The accompanying notes are an integral part of these financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


1.   Organization and Business

     College and University Facility Loan Trust One (the Trust) was formed on September 17, 1987 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by State Street Bank and Trust Company, formerly the Bank of Boston, (the Owner Trustee), not in its individual capacity but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end, management investment company.

     The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds). The Trust commenced operations on September 29, 1987 (the Closing Date) and issued Bonds in five tranches in the aggregate principal amount of $126,995,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of college and university facility loans (the Loans) to various postsecondary educational institutions and funds held under the indenture (the Indenture) and the investment agreements. The Loans were originated by or previously assigned to the United States Department of Education (ED) under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.16% and a weighted average remaining term to maturity of approximately 19.4 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment agreements (see Note 2) as specified in the Indenture.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


1.   Organization and Business (Continued)

     All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense, Reserve and Liquidity Funds are deposited to the credit of the Revenue Fund held by the Bond Trustee as defined within, and in accordance with, the Indenture. On each bond payment date, amounts on deposit to the credit of the Revenue Fund are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement, to fund the Reserve Fund to the Maximum Reserve Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date are paid to the certificateholders in the order of priority discussed in Note 5.

     On the Closing Date, certificates were issued by the Trust to ED as partial payments for the Loans. In December 1989, ED sold, through a private placement, all of its ownership interest in the Trust.


2.   Summary of Significant Accounting Policies

     (a)  College and University Facility Loans

     The Loans were purchased and recorded at a discount below par. Pursuant to a "no-action letter" that the Trust received from the Securities and Exchange Commission, the Loans (included in investments in the accompanying balance sheet) are being accounted for under the amortized cost method of accounting. Under this method, the difference between the cost of each Loan to the Trust and the scheduled principal and interest payments is amortized, assuming no prepayments of principal, and included in the Trust's income by applying the Loan's effective interest rate to the amortized cost of that Loan. The remaining balance of the purchase discount on the Loans as of November 30, 1998, was approximately $35,274,000. As a result of prepayments of Loans in the year ended November 30, 1998, additional interest income of approximately $95,000 was recognized.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


2.   Summary of Significant Accounting Policies (Continued)

     (a)  College and University Facility Loans (Continued)

     The Trust's policy is to discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans if management believes the collection of interest and principal is doubtful. When a Loan is placed on nonaccrual status, all previously accrued but uncollected interest is reversed against the current period's interest income. Subsequently, interest income is recorded when received. Payments are applied to interest first, with the balance, if any, applied to principal. At November 30, 1998, two loans had been placed on nonaccrual status, as discussed in Note 6.

     (b)  Other Investments

     Other investments, which are included in Investments in the accompanying balance sheet, consist of two unsecured investment agreements issued by the Federal National Mortgage Association bearing fixed rates of interest of 5% and 8%. These investments are carried at cost. These investment agreements terminate on the earlier of December 1, 2014 or the date on which the Bonds are paid-in-full.

     (c)  Federal Income Taxes

     It is the Trust's policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no federal or state income tax provision is required.

     For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


2.   Summary of Significant Accounting Policies (Continued)

     (d)  Deferred Bond Issuance Costs

     Deferred Bond issuance costs are being amortized using the effective interest-rate method, assuming that all mandatory semiannual payments will be made on the term bonds as discussed in Note 3.

     (e)  Accounting for Impairment of a Loan and Allowance for Loan Losses

     The Trust accounts for credit losses in accordance with Statement of Financial Accounting Standards (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan," as amended by SFAS No. 118 (hereafter collectively referred to as SFAS 114). SFAS 114 requires that impaired loans, as defined, be measured based on the present value of the expected future cash flows discounted at the loan's effective interest rate or the fair value of the collateral if the loan is collateral dependent.

     Management is responsible for establishing an allowance for loan losses based on its best estimate of losses that might occur. Ultimate losses may vary from the current estimate. This estimate is reviewed periodically, and as a provision to the allowance for loan losses becomes necessary, it is reported in the period in which it becomes known. Allowances are established for those loans that, in the opinion of management, are deemed to be impaired and potentially uncollectible.

     The allowance for loan losses is based on management's evaluation of the level of the allowance required in relation to the estimated loss exposure in the loan portfolio. Factors considered in evaluating the adequacy of the allowance include previous loss experience, current economic conditions and their effect on borrowers, the performance of individual Loans in relation to contract terms, adverse situations that may affect the borrower's ability to pay and the estimated fair values of collateral.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


2.   Summary of Significant Accounting Policies (Continued)


     (e) Accounting for Impairment of a Loan and Allowance for Loan Losses (Continued)

     The  factors   discussed   above  are  inherently   difficult  to  predict.
     Accordingly, the final outcome of these estimates and the ultimate realization of amounts on certain Loans may vary significantly from the amounts reflected in the accompanying financial statements.

     (f)  Presentation of Capital Distributions

     Capital distributions are accounted for in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" (SOP 93-2). SOP 93-2 requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the capital accounts on a basis that approximates the amounts that are available for future distributions on a tax-basis.

     All tax earnings and profits have been distributed, therefore all accumulated undistributed net investment income of has been reclassified to as paid-in capital as of November 30, 1998. This reclassification results from permanent book and tax differences such as the receipt of tax-exempt interest income on certain Loans, the related interest expense on the Bonds, and the accretion of purchase discount on the Loans. Amounts deducted for the loan loss reserve and dividends payable are not currently deductible for tax purposes and have been reclassified as an accumulated deficit. These reclassifications had no impact on the net investment income or net assets of the Trust.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


2.   Summary of Significant Accounting Policies (Continued)

     (g)  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   Bonds

     The Bonds outstanding at November 30, 1998 consist of the following:

                                                                    Principal
                      Interest             Stated                    Amount
      Type              Rate               Maturity                  (000s)
     ===========================================================================

      Term              10.20%          June 1, 2002                 $  23,764
      Term              10.55           December 1, 2014                37,577
     ---------------------------------------------------------------------------

                                                                     $  61,341
     ===========================================================================

     The Bonds maturing on June 1, 2002 are being redeemed, in part, on a pro rata basis by application of mandatory semiannual payments and commencing December 1, 2002, the Bonds maturing on December 1, 2014 will also be redeemed on a pro rata basis. The redemption price is equal to 100% of the principal amount to be redeemed plus interest accrued to the redemption date.

     Interest on the Bonds is payable semiannually. On December 1, 1998, the Trust made the mandatory redemption of $3,673,996 on the Bonds maturing on June 1, 2002.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


3.   Bonds (Continued)

     The aggregate scheduled maturities of the Bonds, including the scheduled mandatory redemptions at November 30, 1998, are as follows:

        Fiscal Year                                           Amount
        ==============================================================

        1999                                                $  6,829
        2000                                                   6,169
        2001                                                   5,570
        2002                                                   5,196
        2003                                                   4,447
        Thereafter                                            33,130
        --------------------------------------------------------------

        Total                                               $ 61,341
        ==============================================================

     The Bonds are not subject to optional redemption by either the Trust or the bondholders.

     In the event the Trust realizes negative cash flows, various reserve funds have been established and maintained such that, on or before such bond payment date, such funds may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust.

     As required by the Indenture, the scheduled future cash flows for Loans that are in default are excluded from the calculation of the Reserve Fund requirement. The impact of excluding Loans in default from the calculation increases the Reserve Fund requirement. The cash flows from the December 1, 1998 Bond Payment were sufficient to satisfy the maximum funding requirement of $7,677,413.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


4.   Administrative Agreements

     (a)  Servicer

     As compensation for the services provided under the servicing agreement, the GMAC Commercial Mortgage Corporation (GMAC) receives a collection fee. This fee is paid on each date of payment for each Loan and is equal to .055 of 1% of the outstanding principal balance of such Loan divided by the number of payments of principal and interest in a calendar year. For the year ended November 30, 1998, this fee totaled $51,047. GMAC was also reimbursed for other related expenses of $20,024.

     (b)  Trustees

     As compensation for services provided, the Owner and Bond Trustees are entitled under the Declaration of Trust and the Indenture to receive the following fees:

     o The Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee, received fees of $11,950 and $10,755, respectively, for the year ended November 30, 1998. In addition, the Owner Trustee was reimbursed $712 for out-of-pocket expenses.

     o The Bond Trustee is entitled to an annual fee equal to .025 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses in an amount not to exceed 4% of the applicable annual fee. For the year ended November 30, 1998, the fees amounted to $17,964. In addition, the Bond Trustee was reimbursed $2,562 for out-of-pocket expenses.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


5.     Certificates

     The certificates comprise two classes, namely 13.25% Class A Preferred and Class B. The Class A Preferred certificates have preference over the Class B certificates with respect to the payment of dividends, rights of redemption and liquidation payments. Dividends on the Class A Preferred certificates are payable in cash on each Distribution Date (defined below) at the rate of 13.25% per annum from amounts received by the Owner Trustee pursuant to the Declaration of Trust. To the extent that such amounts are not sufficient to pay accrued dividends on any Class A Preferred certificates on any Distribution Date, such dividends will be paid in additional certificates of the Class A Preferred certificates. The Class A Preferred certificates are required to be redeemed by the Trust, in whole or in part, on any Distribution Date to the extent of the amount on deposit to the credit of the Revenue Fund, as discussed in Note 1, and after all accrued but unpaid dividends thereon have been paid in full. No distributions on the Class B certificates may be made until all Class A Preferred certificates have been redeemed. Following the redemption in full of the Class A Preferred certificates, on each Distribution Date, the holders of the Class B certificates will receive amounts paid to the Owner Trustee pursuant to the Declaration of Trust, pro rata, in the same proportion that the par value of the certificates evidenced by each Class B certificate bears to the sum of the par value of the certificates evidenced by all of the Class B certificates.

     Dividends and other payments are distributed to the certificateholders, while the Bonds are outstanding, on the second business day in each June and December (the Distribution Date) and, after the Bonds are paid in full, on the first business day of each month.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


5.   Certificates (Continued)

     On December 1, 1998, the Trust paid $951,247 to the holders of Class A Preferred certificates, of which $166,388 was for payment of dividends and $784,859 was a redemption of Class A Preferred certificates. These payments are reflected as liabilities in the accompanying balance sheet.

     The certificateholders shall each be entitled to one vote per certificate.

6.   Allowance for Loan Losses

     An analysis of the allowance for loan losses for the year ended November 30, 1998 is summarized as follows:

             Balance, beginning of period             $     925,000
             Provision                                      200,000
             Charge-offs                                         --
             --------------------------------------------------------

             Balance, end of period                   $   1,125,000
             ========================================================

     At November 30, 1998, the recorded investment in loans that are considered to be impaired under SFAS 114 was approximately $1,045,000 with a related allowance for loan losses of $727,000.

     The average recorded investment in impaired loans during the year ended November 30, 1998 was approximately $1,092,000. For the year ended November 30, 1998, no interest income was recognized on impaired loans.

     The  amortized   cost  of  the  loans  placed  on   nonaccrual   status  is
     approximately $1,045,000 at November 30, 1998. See "Accounting for Impairment of a Loan and Allowance for Loan Losses" for a discussion of the Trust's impaired loan accounting policy.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


7.   Loans

     Scheduled principal and interest payments on the Loans as of November 30, 1998, excluding payments for Loans in Default, as defined in the Indenture, are as follows:

                            Principal         Interest
                            Payments          Payments               Total
     Fiscal year             (000s)            (000s)               (000s)
     =====================================================================

     1999                   $   9,854         $   2,783        $    12,637
     2000                       8,671             2,479             11,150
     2001                       8,131             2,200             10,331
     2002                       7,333             1,940              9,273
     2003                       6,539             1,713              8,252
     Thereafter                50,247             9,481             59,728
     ---------------------------------------------------------------------

     Total                  $  90,775         $  20,596        $   111,371
     =====================================================================

     Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest payments on the Loans may vary significantly from the scheduled payments.

     As of November 30, 1998, there were two Loans in Default, with a combined unpaid principal balance of approximately $3,041,000.

     The following analysis summarizes the stratification of the loan portfolio by type of collateral and institution as of November 30, 1998:

                                               Amortized
                                 Number          Cost
     Type of Collateral         of Loans        (000s)                 %
     ==========================================================================

     Loans secured by a
       first mortgage              128         $  28,061            47.9%

     Loans not secured by
       a first mortgage             79            30,481            52.1
     --------------------------------------------------------------------------

     Total Loans                   207         $  58,542           100.0%
     ==========================================================================

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


7.   Loans (Continued)

                                                   Amortized
                                 Number              Cost
     Type of Institution        of Loans            (000s)               %
     ==========================================================================

     Private                          133         $  27,859            47.6%

     Public                            74            30,683            52.4
     --------------------------------------------------------------------------
     Total Loans                      207         $  58,542           100.0%
     ==========================================================================

     The ability of a borrower to meet future debt service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower's sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower's facilities; and, in the case of some Loans to public institutions which are obligations of a state, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and diversity of program offerings.

     The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust's ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the special purpose nature and location of such collateral.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


7.   Loans (Continued)

     A number of borrowers are currently experiencing adverse changes in their financial condition due to declining enrollment, increasing costs and a decline in endowments, grants, private gifts, and State and Federal funding. Many of these potentially troubled borrowers are developing and implementing strategic plans to improve their financial position; the plans generally include taking actions to control costs and increase revenues through tuition increases, fundraising campaigns, higher enrollment and a reduction of faculty.

     Due to the special purpose nature of the borrowers' properties, the ability of such troubled borrowers to repay their loans may ultimately be dependent on the future success of the institutions' programs.

8.   Fair Value of Financial Instruments

     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," allows for the use of a wide range of valuation techniques; therefore, it may be difficult to compare the Trust's fair value information to public market information or to other fair value information. Accordingly, the fair value information presented below does not purport to represent, and should not be construed to represent, the underlying "market" value of the Trust's net assets or the amounts that would result from the sale or settlement of the related financial instruments. Further, as the assumptions inherent in fair value estimates change, the fair value estimates will change.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements
================================================================================


8.   Fair Value of Financial Instruments (continued)

     Current market prices are not available for most of the Trust's financial instruments of Financial since an active market generally does not exist for such instruments. In accordance Instruments with the terms of the Indenture, the Trust is required to hold all of the Loans to (Continued) maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its financial instruments using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the carrying amounts of these instruments for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans because the prepayment rate on these loans is not subject to estimate.

     The estimated fair value of each category of the Trust's financial instruments and the related book value presented in the accompanying balance sheet as of November 30, 1998 are as follows:

                                     Book Value             Fair Value
                                       (000s)                 (000s)
     ====================================================================

     Loans                            $  57,417*             $   78,015

     Investment Agreements:
        Revenue Fund                     15,725                  17,044
        Liquidity Fund                    2,496                   3,735
     --------------------------------------------------------------------
                                      $  75,638              $   98,794
     ====================================================================

     Bonds                            $  61,341               $  76,606
     ====================================================================

     *Net of Allowance for Loan Losses of $1,125,000.

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 1998

                          (Dollar Amounts in Thousands)

                                   (continued)

  Outstanding                                                            Stated                         Internal        Amortized
   Principal                                                            Interest        Maturity        Rate of        Cost (Notes
    Balance                     Description                              Rate %           Date          Return %         1 and 2)
    -------                     -----------                              ------           ----          --------         --------
                  COLLEGE AND UNIVERSITY LOANS (75.9%)
                  ---------- A ---------
   $1,350         Albion College                                           3.00        10/01/2015           12.51             $696
       52         Albion College                                           3.00        11/01/1999           12.74               47
      105         Albright College                                         3.50        05/01/2001           11.70               94
      368         Alfred University                                        3.00        11/01/2007           12.41              245
       20         Allegheny College                                        3.00        07/01/1999           12.73               18
       61         Allegheny College                                        3.50        07/01/2001           12.83               51
      535         Alma College                                             3.00        04/01/2010           11.87              343
      260         Alverno College                                          3.375       10/01/2003           12.52              202
      166         American Graduate School of
                    International Management                               3.00        11/01/2010           12.59              101
      270         Anderson College                                         3.00        03/01/2010           13.02              164
      914         Appalachian State University                          3.00-3.625     07/01/2004           11.80              693
      352         Arizona State University                                 3.50        10/01/2003           11.72              283
      210         Atlantic Union College                                   3.00        05/01/2023           12.68               90
    1,410         Augsburg College                                         3.00        04/01/2016           12.95              713
      808         Azusa Pacific University                                 3.00        04/01/2017           12.96              397
                  ---------- B ---------
      665         Baptist College at Charleston                            3.00        03/01/2014           12.96              357
       22         Barnard College                                          3.125       04/01/1999           12.82               21
       83         Benedict College                                         3.00        11/01/2006           12.42               57
       16         Bethune-Cookman College                                  3.00        10/01/2000           12.71               14
      273         Birmingham-Southern College                              3.00        10/01/2006           12.48              193
      440         Birmingham-Southern College                              3.00        10/01/2010           12.47              265
      130         Black Hills State College                                3.00        10/01/2005           11.76               96
      100         Black Hills State College                                3.00        10/01/2007           11.77               69
      892         Boston University                                        3.00        12/31/2022           11.87              411
      196         Bryan College                                            3.00        02/01/2010           12.68              120
       40         Buena Vista College                                      3.625       02/01/2001           13.45               35
      194         Buena Vista College                                      3.00        11/01/2009           12.41              121
                  ---------- C ---------
    2,110         California State University                              3.00        11/01/2012           10.57            1,317
      612         Carnegie - Mellon University                             3.00        11/01/2017           10.45              347
    1,995         Case Western Reserve University                          3.00        04/01/2016           10.54            1,167
       15         Centenary College of Louisiana                           2.875       10/01/1999           12.82               14
       92         Central Missouri State                                   3.125       07/01/2000           11.83               81
      200         Central Missouri State                                   3.50        07/01/2001           11.80              169
       59         Central Washington University                            3.50        10/01/1999           10.99               55
      614         Central Washington University                            3.75        10/01/2004           11.03              492

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 1998

                          (Dollar Amounts in Thousands)

                                   (continued)


  Outstanding                                                            Stated                         Internal        Amortized
   Principal                                                            Interest        Maturity        Rate of        Cost (Notes
    Balance                     Description                              Rate %           Date          Return %         1 and 2)
    -------                     -----------                              ------           ----          --------         --------
      $36         Chaminade College of Honolulu                            3.50        10/01/2002           12.55              $29
      278         Chaminade College of Honolulu                            3.00        10/01/2011           12.47              163
       89         Champlain College                                        3.00        10/01/2010           12.66               54
      219         Claflin College                                          3.00        11/01/2002           12.57              178
       46         Clark Atlanta University                                 3.00        11/01/1999           12.75               42
    1,025         College of Charleston                                    3.00        07/01/2016           12.02              538
      600         College of St. Thomas                                    3.00        04/01/2017           12.95              296
      541         College of the Virgin Islands                            3.00        10/01/2004           11.83              408
      252         Colorado State University                                3.50        04/01/2001           12.17              222
    1,060         Colorado State University                                3.625       04/01/2005           11.98              817
      394         Community College of Rhode Island                        3.00        04/01/2018           12.10              199
      725         Concordia College                                        3.00        05/01/2011           12.64              434
       89         Contra Costa College                                     3.00        04/01/2009           12.34               58
       29         Cornell University                                       3.00        11/01/1999           10.84               27
      358         Curry College                                            3.00        04/01/2010           12.74              220
                  ---------- D ---------
       27         Dana College                                             3.50        04/01/2001           13.39               23
      335         Daniel Webster College                                   3.00        04/01/2019           12.99              155
      384         Dean Junior College                                      3.00        04/01/2016           12.96              200
       41         Dillard University                                       3.375       04/01/2002           13.41               35
       51         Dillard University                                       3.00        11/01/2000           12.68               45
    1,180         Drake University                                         3.00        10/01/2012           12.71              671
       80         Drexel University                                        3.75        05/01/2000           11.72               75
                  ---------- E ---------
      377         Eckerd College                                           3.50        07/01/2003           12.53              292
       53         Eckerd College                                           3.75        03/01/2005           13.04               40
      104         Emory University                                         3.375       07/01/2002           12.59               86
      265         Emory University                                         3.375       03/01/2003           13.25              210
      435         Emporia State University                                 3.00        04/01/2009           12.33              283
                  ---------- F ---------
      259         Fairleigh Dickinson University                           3.50        11/01/2003           11.66              207
      116         Fairleigh Dickinson University                           3.00        11/01/2020           12.09               55
       26         Findlay College                                          3.375       07/01/2002           12.56               21
      340         Florida Atlantic University                              3.00        07/01/2006           11.85              238
       68         Florida Institute of Technology                          3.00        02/01/2006           13.17               48
      160         Foothill College                                         3.00        10/01/2006           11.76              114
      214         Fort Hays State University                               3.375       10/01/2002           11.74              176
       18         Fort Lewis College                                       3.125       10/01/1999           11.84               16
                  ---------- G ---------
      779         Gordon College                                           3.50        04/01/2013           12.84              448

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 1998

                          (Dollar Amounts in Thousands)

                                   (continued)

  Outstanding                                                            Stated                         Internal        Amortized
   Principal                                                            Interest        Maturity        Rate of        Cost (Notes
    Balance                     Description                              Rate %           Date          Return %         1 and 2)
    -------                     -----------                              ------           ----          --------         --------
   $1,140         Grambling State University                            3.00-3.75      10/01/2005           11.70             $844
                  ---------- H ---------
      128         Hampshire College                                        3.00        11/01/2006           12.43               89
      710         Harcum Junior College                                    3.00        11/01/2015           12.44              369
      430         Haverford College                                        3.625       11/01/2013           12.29              249
       35         High Point College                                       3.375       12/01/2002           11.63               27
      155         High Point College                                       3.00        12/01/2007           11.72              100
                  ---------- I ---------
      585         Indiana University                                       3.50        04/01/2000           11.56              540
      150         Inter American University of San Juan                 2.75-3.00      12/01/2001           11.63              126
    1,025         Iowa State University of Ames                            3.00        07/01/2007           10.63              724
                  ---------- J ---------
      420         Jackson State University                                 3.00        01/01/2007           12.50              288
       62         Jarvis Christian College                                 3.50        04/01/2001           13.41               54
      564         Jarvis Christian College                                 3.00        04/01/2019           12.96              264
                  ---------- K ---------
       25         Kansas Newman College                                    3.125       04/01/2000           13.71               23
      151         Kansas Newman College                                    3.00        04/01/2006           13.10              105
      265         Kansas State University                                  3.375       04/01/2002           11.79              226
       70         Kansas State University                                  3.50        04/01/2000           11.52               64
      138         Kent State University                                    2.875       12/01/1999           10.01              130
    1,370         Kent State University                                    3.00        12/01/2008           10.55              953
       52         Kenyon College                                           3.00        11/01/1999           10.69               48
       65         Kirksville College of Kirksville, Missouri               3.125       12/01/2000           11.63               57
      173         Knox College                                             3.00        05/01/2007           12.72              118
                  ---------- L ---------
      248         Laredo Junior College                                    3.00        08/01/2009           11.82              157
      116         Lawrence University                                      3.375       04/01/2002           13.34               96
       11         Lincoln College                                          3.00        12/01/1998           11.63               10
       36         Linfield College                                         3.125       10/01/1999           12.80               33
      610         Long Island University                                   3.00        06/01/2016           12.34              306
      651         Long Island University                                   3.75        10/01/2005           12.42              478
      141         Louisiana State University                               3.50        07/01/2002           10.50              121
      520         Louisiana State University                               3.50        04/01/2002           11.10              449
       97         Louisiana Tech University                                3.50        04/01/2000           12.72               91
       90         Loyola University - Mundelein Branch                     3.125       10/01/2000           12.70               78
                  ---------- M ---------
      440         McKendree College                                        3.00        04/01/2007           13.07              297
       58         Medical College of Wisconsin                             3.00        10/01/1999           12.79               53
       21         Merrimack College                                        2.875       04/01/1999           13.83               20

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 1998

                          (Dollar Amounts in Thousands)

                                   (continued)


  Outstanding                                                            Stated                         Internal        Amortized
   Principal                                                            Interest        Maturity        Rate of        Cost (Notes
    Balance                     Description                              Rate %           Date          Return %         1 and 2)
    -------                     -----------                              ------           ----          --------         --------
    $742          Michigan State University                                3.00        05/01/2020           10.96             $385
   1,410          Middlebury College                                       3.00        04/01/2018           12.87              727
      40          Midland Lutheran College                                 3.50        04/01/2001           13.41               35
      19          Midland Lutheran College                                 2.875       04/01/1999           13.77               18
     312          Mississippi State University                             3.50        12/01/2001           10.82              274
     100          Mississippi Valley State                                 3.00        07/01/2008           11.89               66
     553          Missouri Southern State College                          3.00        12/01/2008           10.56              383
     309          Missouri Western State College                           3.00        10/01/2008           11.77              205
     413          Montclair State College                                  3.00        07/01/2008           11.32              276
     295          Monterey Peninsula College                               3.00        10/01/2018           11.95              144
     113          Montreat-Anderson College                                3.00        12/01/2019           12.19               54
     174          Moravian College                                         3.00        11/01/2000           12.67              151
      13          Morehouse College                                        2.875       07/01/1999           10.48               12
      83          Morehouse College                                        3.375       07/01/2001           10.57               72
     955          Morris College                                           3.00        11/01/2013           12.42              525
                  ---------- N ---------
     398          New England College                                      3.625       10/01/2013           12.37              232
   1,025          New England College                                      3.00        04/01/2019           12.96              480
     109          North Carolina Agriculture
                    and Technical State University                         3.75        07/01/2004           10.02               88
   1,005          North Carolina State University                          3.00        09/01/2006            8.02              813
      46          Northeastern University                                  3.00        05/01/1999           13.10               43
                  ---------- O ---------
      84          Occidental College                                       3.50        10/01/2001           12.62               71
   2,135          Old Dominion University                                  3.00        06/01/2013           11.70            1,210
     129          Ouachita Baptist University                              3.375       12/01/2002           11.63              106
                  ---------- P ---------
      50          Pacific University                                       3.50        10/01/2001           12.66               43
      37          Pacific University                                       3.00        11/01/1999           12.75               34
      27          Pan American University                                  3.50        10/01/2000           11.00               24
     440          Point Loma Nazarene College                              3.75        04/01/2005           13.05              331
      86          Providence Hospital                                      3.375       01/01/2002           11.33               73
     440          Purdue University                                        3.50        07/01/2001           10.26              382
                  ---------- R ---------
     245          Riverside Hospital                                       3.00        04/01/2007           13.09              168
     683          Rivier College                                           3.625       04/01/2014           12.78              390
                  ---------- S ---------
     405          San Diego State University                               3.00        11/01/2021           11.93              189
     835          San Francisco State University                           3.00        11/01/2021           11.93              387
   1,148          Sarah Lawrence College                                   3.00        11/01/2021           12.64              522

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 1998

                          (Dollar Amounts in Thousands)

                                   (continued)



  Outstanding                                                            Stated                         Internal        Amortized
   Principal                                                            Interest        Maturity        Rate of        Cost (Notes
    Balance                     Description                              Rate %           Date          Return %         1 and 2)
    -------                     -----------                              ------           ----          --------         --------
    $278          Scripps College                                          3.00        10/01/2005           12.51             $201
     106          Simpson College                                          3.375       07/01/2001           12.18               89
      76          South Dakota State University                            3.125       04/01/2000           12.76               72
   1,505          South Dakota State University                            3.00        04/01/2016           12.31              801
      17          South Plains Junior College District                     3.125       10/01/1999           11.85               16
   1,195          Southeast Missouri State                                 3.50        04/01/2005           12.32              905
     236          Southern Arkansas University                             3.75        10/01/2004           11.76              185
      33          Southern Nazarene University                             3.125       04/01/2000           13.60               30
      47          Spring Arbor College                                     3.00        11/01/2000           12.67               41
     172          Springfield College                                      3.00        05/01/2011           12.59              103
      63          St. Augustine's College                                  3.00        11/01/2001           12.61               53
     207          St. Edward's University                                  3.625       04/01/2013           12.80              121
     240          St. Francis College                                      3.50        05/01/2001           12.88              210
     336          St. Mary's University of San Antonio                     3.75        11/01/2002           12.47              275
     210          St. Michael's College                                    3.00        04/01/2008           13.06              140
     326          Stanford University                                      3.125       04/01/2002            9.82              290
      70          Stanford University                                      3.00        05/01/1999            9.61               68
     946          Stanford University                                      3.00        05/01/2024           10.40              475
      59          Stetson University                                       3.50        09/01/2001           12.48               51
      34          Stillman College                                         3.00        02/01/2007           13.24               23
   2,871          Suomi College (A)                                        3.00        08/01/2014           12.70              891
     160          Susquehanna University                                   3.00        11/01/2006           12.44              112
     410          Susquehanna University                                   3.625       11/01/2014           12.32              231
     142          Swarthmore College                                       3.00        11/01/2013           12.30               79
                  ---------- T ---------
     630          Taylor University                                        3.00        10/01/2010           12.45              379
     493          Temple University                                        3.375       11/01/2014           11.99              283
     120          Temple University                                        2.875       05/01/1999           13.18              114
     300          Texas College                                            3.00        04/01/2007           13.09              203
     708          Texas Tech University                                    3.625       03/01/2013           10.80              454
   5,020          Texas Tech University                                 3.375-3.50     03/01/2012           10.83            3,260
     128          Tougaloo College                                         3.00        06/01/2021           12.44               57
     661          Tufts University                                         3.625       10/01/2004           12.47              504
                  ---------- U ---------
   1,866          University of Alabama                                    3.00        05/01/2021           12.27              878
      82          University of Alaska                                     3.125       04/01/2001           12.63               72
     196          University of Arkansas at Monticello                     3.625       04/01/2004           12.40              155
      13          University of Arkansas at Little Rock                    2.875       04/01/1999           12.01               12
      35          University of Chicago                                    3.50        12/01/2001           11.63               30
     235          University of Florida                                    3.00        01/01/1999           12.70              222

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 1998

                          (Dollar Amounts in Thousands)

                                   (continued)


  Outstanding                                                            Stated                         Internal        Amortized
   Principal                                                            Interest        Maturity        Rate of        Cost (Notes
    Balance                     Description                              Rate %           Date          Return %         1 and 2)
    -------                     -----------                              ------           ----          --------         --------
   $1,073         University of Florida                                    3.00        01/01/2005           12.51             $798
    1,010         University of Hawaii at Manoa                            3.00        10/01/2006           11.76              713
    1,282         University of Missouri at Columbia                       3.625       05/01/2004           11.63            1,037
       82         University of Missouri at Rolla                          3.50        05/01/2003           11.68               69
      252         University of Montevallo                                 3.00        05/01/2023           12.30              112
      141         University of Nebraska                                   3.00        07/01/2013           10.59               87
      309         University of North Carolina                             3.50        07/01/2002           10.60              259
    1,430         University of North Carolina                             3.00        01/01/2018           11.49              753
    1,780         University of Notre Dame                                 3.00        04/01/2018           12.95              856
       50         University of Pittsburgh                                 3.00        11/01/1999            9.95               47
      296         University of Portland                                   3.00        04/01/2013           12.95              163
      439         University of Rochester                                  3.375       10/01/2002           10.77              375
    1,090         University of Rochester                                  3.00        10/01/2006           10.92              793
      903         University of South Dakota                               3.625       10/01/2013           11.74              539
    2,224         University of South Florida                              3.00        07/01/2013           11.97            1,245
      297         University of Steubenville                               3.375       04/01/2012           12.88              174
      337         University of Steubenville                               3.00        04/01/2017           12.96              166
    2,854         University of Vermont                                    3.00        10/01/2019           12.19            1,380
      100         University of Washington                                 3.50        08/01/2000           11.06               89
      170         Upsala College (A)                                       2.75        10/01/1996           12.65              155
      625         Utah State University                                    3.50        04/01/2002           11.76              534
                  ---------- V ---------
    1,024         Vanderbilt University                                    3.00        08/01/2005           10.69              771
      744         Vanderbilt University                                    3.00        06/30/2009           10.39              512
                  ---------- W ---------
      110         West Virginia Institute of Technology                    3.00        06/01/1999           11.66              100
      393         West Virginia Wesleyan College                           3.50        05/01/2002           13.43              322
      135         Western Carolina University                              3.75        11/01/2001           11.67              116
    1,360         Western Maryland College                                 3.00        11/01/2016           12.44              689
      175         Western Washington University                            3.00        10/01/2007           11.16              123
       53         Whittier College                                         3.50        04/01/2001           13.53               48
                  ---------- X ---------
      560         Xavier University                                        3.00        10/01/2017           12.54              271
---------                                                                                                                  --------
   93,816         Total College and University Loans                                                                        58,542
---------

                  Allowance for Loan Losses                                                                                  1,125
                                                                                                                           --------

                  Net College and University Loans                                                                          57,417
                                                                                                                           --------

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 1998

                          (Dollar Amounts in Thousands)

                                   (continued)



  Outstanding                                                            Stated                         Internal        Amortized
   Principal                                                            Interest        Maturity        Rate of        Cost (Notes
    Balance                     Description                              Rate %           Date          Return %         1 and 2)
    -------                     -----------                              ------           ----          --------         --------
                  INVESTMENT AGREEMENTS (24.1%)

   $2,496         FNMA #787 Liquidity Fund                                 8.00        12/01/2014            8.00           $2,496
   15,725         FNMA #786 Revenue Fund                                   5.00        12/01/2014            5.00           15,725
---------                                                                                                                  ---------
   18,221         Total Investment Agreements                                                                               18,221
---------                                                                                                                  ---------
 $112,037         Total Investments (100.0%)                                                                               $75,638
=========                                                                                                                  =========


(A) These institutions have been placed on nonaccrual status as more fully described in Note 6.

To State Street Bank and Trust Company,  Owner Trustee of
College and University Facility Loan Trust One:

In planning and performing our audit of the financial statements of College and University Facility Loan Trust One (a Massachusetts business trust) for the year ended November 30, 1998, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR and not to provide assurance on the internal control structure.

Our audit of the financial statements was also not designed to detect whether the Trust's systems are year 2000 compliant. Accordingly, we do not provide any assurance with regard to the Trust's efforts to make its systems, or any other systems (such as those of Trust's borrowers, service providers or any other third parties), year 2000 compliant or provide assurance on whether the Trust has addressed or will be able to address all of the affected systems on a timely basis. For information on the impact of the year 2000 on the Trust, see the Year 2000 discussion included in the Trust's annual report for the year ended November 30, 1998 filed with the Securities and Exchange Commission on Form N-30D.

The management of College and University Facility Loan Trust One is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. The objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider weaknesses as defined above as of November 30, 1998.

This report is intended solely for the information and use of the Owner Trustee and the Securities and Exchange Commission.



/s/ ARTHUR ANDERSEN, LLP

Boston, Massachusetts
January 29, 1999